Exhibit 10.1

MASSROOTS, INC.

SUBSCRIPTION AGREEMENT FOR THE PURCHASE OF SECURITIES

MASSROOTS, INC., a Delaware corporation (the “Company”), is offering (this “Offering”) for sale to “accredited investors” as the term is defined under Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), units (“Units”) with each Unit consisting of one (1) share of Series B Preferred Stock (“Series B Preferred Stock”) (each convertible into 25,000 shares of Common Stock (“Common Stock”)) and a warrant to purchase twenty-five thousand (25,000) shares (the “Warrant Shares”) of Common Stock (“Warrant”, together with the Series B Preferred Stock and the Warrant Shares, the “Securities”) for the purchase price noted below. Each unit is being sold at a price of $1,250 per Unit. The minimum investment is $25,000, unless the Company waives such requirement in its sole discretion.

Subscription Procedures

(a) The undersigned hereby subscribes to purchase _____________ Units. The undersigned agrees to pay an aggregate of $____________ as the subscription amount for the Units being purchased hereunder (the “Subscription Amount”).

(b) To subscribe, the undersigned must:

(i)	complete and sign this Subscription Agreement;

(ii)	complete and sign the accompanying Confidential Prospective Purchaser Questionnare, attached hereto as Exhibit A (Subscription Agreement, together with the Confidential Prospective Purchaser Questionnare collectively referred to as the “Subscription Documents”);

(iii)	return the completed and signed Subscription Documents on behalf of the Company at the following address:

Sheppard, Mullin, Richter & Hampton LLP

30 Rockefeller Plaza

New York, NY 10112

Attn: Andrea Cataneo, Esq.

(iv)	Deliver a check payable to “MassRoots, Inc.” for an amount equal to the aggregate amount of Units subscribed for in this Offering.

Or wire the funds to:

[  ]

(c) Unless terminated earlier, by the Company, in its sole discretion, the Offering is scheduled to terminate on July 31, 2019 (subject to the right of the Company to extend the offering until August 31, 2019 without further notice to investors)(the “Offering Period”).

(d) The Company will hold a closing on and issue the Units upon the receipt and acceptance of the Subscription Documents and the Subcription Amount (each a “Closing”). The date of each such Closing is referred to herein as the Closing Date.

(e) All subscription proceeds will be deposited into the Company’s bank account as provided herein. Upon each Closing, the funds, subject to the payment of the expenses and fees incurred in connection with this Offering, will be immediately available to the Company. In the event that an investor’s subscription is rejected by the Company, or this Offering is terminated for any reason without a Closing, the Subscription Amount will be promptly refunded without interest thereon or deduction therefrom.

Prospective investors should retain their own professional advisors to review and evaluate the economic, tax, and other consequences of an investment in the Company.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH OR APPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”), NOR HAS THE COMMISSION OR ANY STATE AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE TO ACCREDITED INVESTORS, AS DEFINED IN RULE 501 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) AND UP TO THIRTY-FIVE NON-ACCREDITED INVESTORS. THE SECURITIES OFFERED HEREBY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS FOR NON-PUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE INTERESTS.

THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.

NO SECURITIES MAY BE RESOLD OR OTHERWISE DISPOSED OF BY AN INVESTOR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.

THE OFFEREE, BY ACCEPTING DELIVERY OF THE OFFERING MATERIALS, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

ANY OFFERING MATERIALS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED. ANY REPRODUCTION OR DISTRIBUTION OF ANY OFFERING MATERIALS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIM/HERSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE 1933 ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

The undersigned acknowledges that the Securities (other than any Common Stock issued upon conversion thereof) will not be registered under the 1933 Act, or the securities laws of any State, that absent an exemption from registration contained in those laws, the issuance and sale of such Securities would require registration, and that the Company’s reliance upon such exemption is based upon the undersigned’s representations, warranties, and agreements contained in the Offering Materials (as defined below).

1. The undersigned represents, warrants, and agrees as follows:

(a) The undersigned agrees that this Subscription Agreement is and shall be irrevocable.

(b) The undersigned has carefully read the private placement memorandum (the “Memorandum”), this Subscription Agreement, the Warrant and the Confidential Prospective Purchaser Questionnaire (collectively the “Offering Materials”), all of which the undersigned acknowledges have been provided to the undersigned. The undersigned has been given the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of this Offering and the Offering Materials and to obtain such additional written information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the same as the undersigned desires in order to evaluate the investment. The undersigned further acknowledges that the undersigned fully understands the Offering Materials, and the undersigned has had the opportunity to discuss any questions regarding any of the Offering Materials with the undersigned’s counsel or other advisor. Notwithstanding the foregoing, the only information upon which the undersigned has relied is that set forth in the Offering Materials and the undersigned’s own independent investigation. The undersigned acknowledges that the undersigned has received no representations or warranties from the Company or its employees, director, or agents in making this investment decision other than as set forth in the Offering Materials.

(c) The undersigned is aware that the purchase of the Securities is a speculative investment involving a high degree of risk and that there is no guarantee that the undersigned will realize any gain from this investment, and that the undersigned could lose the total amount of the undersigned’s investment.

(d) The undersigned understands that no federal or state agency has made any finding or determination regarding the fairness of this Offering of the Securities for investment, or any recommendation or endorsement of this Offering of the Securities.

(e)  At the time the undersigned was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the 1933 Act. The undersigned has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Securities. The undersigned is not registered as a broker or dealer under Section 15(a) of the 1934 Act, affiliated with any broker or dealer registered under Section 15(a) of the Securities Exchange Act of 1934, as amended, or a member of the Financial Industry Regulatory Authority.

(f) Each of this Agreement and the Offering Materials have been duly and validly authorized, executed and delivered on behalf of the undersigned and is a valid and binding agreement of the undersigned enforceable against the undersigned in accordance with their terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The undersigned has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Offering Materials and each other agreement entered into by the parties hereto in connection with the transactions contemplated by this Agreement.

(g) The execution, delivery and performance of this Agreement and the Offering Materials by the undersigned and the consummation by the undersigned of the transactions contemplated hereby and thereby will not (i) result in a violation of the certificate of incorporation, by-laws or other documents of organization of the undersigned , (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the undersigned is bound, or (iii) result in a violation of any law, rule, regulation or decree applicable to the undersigned.

(h) The undersigned understands that the Securities must be held indefinitely unless and until such Securities are registered under the 1933 Act or an exemption from registration is available. The undersigned has been advised or is aware of the provisions of Rule 144 promulgated under the 1933 Act.

(i) The undersigned understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Securities.

(j)  The undersigned is purchasing the Securities for the undersigned’s own account, with the intention of holding the Securities, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities, and shall not make any sale, transfer, or pledge thereof without registration under the 1933 Act and any applicable securities laws of any state or unless an exemption from registration is available under those laws.

(k) The undersigned represents that the undersigned, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in this investment in the Securities. The undersigned has no reason to anticipate any material change in his or her personal financial condition for the foreseeable future.

(l) The undersigned is financially able to bear the economic risk of this investment, including the ability to hold the Securities indefinitely or to afford a complete loss of the undersigned’s investment in the Securities.

(m) The undersigned represents that the undersigned’s overall commitment to this investment is not disproportionate to the undersigned’s net worth, and the undersigned’s investment in the Securities will not cause such overall commitment to become excessive. The undersigned understands that the statutory basis on which the Securities are being sold to the undersigned and others would not be available if the undersigned’s present intention were to hold the Securities for a fixed period or until the occurrence of a certain event. The undersigned realizes that in the view of the Commission, a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the Securities, and for which such Securities may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with the undersigned’s representations to the Company and the Commission would then regard such sale as a sale for which the exemption from registration is not available. The undersigned will not pledge, transfer, or assign this Subscription Agreement.

(m) The undersigned represents that the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

(n) The undersigned is unaware of, is in no way relying on, and did not become aware of the Offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the Offering through or as a result of any seminar or meeting to which the undersigned was invited by, or any solicitation of a subscription by, a person not previously known to the undersigned in connection with investments in securities generally.

(o) The undersigned has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby.

(p) The undersigned, if a natural person, represents that the undersigned has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof.

(q) The undersigned acknowledges that any and all estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed, will not be updated by the Company and should not be relied upon.

(r) No oral or written representations have been made, or oral or written information furnished, to the undersigned or its advisors, if any, in connection with the offering of the Securities which are in any way inconsistent with the information contained in the Memorandum.

(s) The undersigned understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before any Closing notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned’s subscription.

(t) FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust, or other entity, (i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (e.g., if a trust, a certified copy of the trust agreement; if a corporation, a certified corporate resolution authorizing the signature and a certified copy of the certificate of incorporation or articles of incorporation, as applicable; or if a partnership, a certified copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized or reorganized for the specific purpose of acquiring the Securities, (iii) the undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf, and (iv) this investment in the Company has been affirmatively authorized, if required, by the governing board of such entity and is not prohibited by the governing documents of the entity.

(u) The address shown under the undersigned’s signature at the end of this Subscription Agreement is the undersigned’s principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

(v) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities.

(w) The undersigned acknowledges that the certificates for the Securities which the undersigned will receive will contain a legend substantially as follows:

“THE SECURITIES WHICH ARE REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.”

2. The undersigned expressly acknowledges and agrees that the Company is relying upon the undersigned’s representations contained in the Offering Materials.

3. The undersigned subscriber acknowledges that he/she/it understands the meaning and legal consequences of the representations and warranties which are contained herein and hereby agrees to indemnify, save and hold harmless the Company and its officers, directors and counsel, from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in any of the Offering Materials. Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment. In addition, the undersigned’s representations, warranties, and indemnification contained herein shall survive the undersigned’s purchase of the Securities hereunder. The undersigned specifically acknowledges that he/she/it has reviewed the risks set forth in the Offering Materials, as well as the financial statements included therein.

4. The Company represents that it has been duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware. The Company represents that it has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business and to enter into this Subscription Agreement and the other Offering Materials and to be bound by the provisions and conditions hereof or therein. The Company further represents that the securities offered hereby are being offered pursuant to an exemption from the registration requirements of the 1933 Act and applicable state securities laws for non-public offerings.

5. The undersigned agrees and acknowledges that the Company has the right to utilize the services of a placement agent and if utilized, such placement agent may receive a cash commission, at a rate that is compatible with industry standards, from the Securities sold by such placement agent.

6. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his, her, or its rights hereunder or under any other agreement, instrument, or papers signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

7. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein, and this Subscription Agreement, together with any instruments executed simultaneously herewith, constitutes the entire agreement between them with respect to the subject matter hereof. All understandings and agreements heretofore existing between the parties with respect to the subject matter hereof are merged in this Subscription Agreement and any such instrument, which alone fully and completely express their agreement.

8. This Subscription Agreement may not be changed, modified, extended, terminated, or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Subscription Agreement.

9. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Subscription Agreement and the intent and purposes hereof.

10. If any provision or any portion of any provision of this Subscription Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining portion of such provision as is held invalid or unenforceable to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

11. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the undersigned hereby consents to the jurisdiction of the courts of the State of Colorado and/or the United States District Court for Colorado.

12. The purchase of Securities pursuant to this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Securities from applicable federal and state securities laws.

13. Each of the parties hereto will pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

14. This Subscription Agreement may be executed in one or more counterparts each of which will be deemed an original, but all of which will together constitute one and the same instrument.

15. Each provision of this Subscription Agreement will be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality will not impair the operation of or affect the remaining portions of this Subscription Agreement.

[SIGNATURE PAGES FOLLOW]

ALL SUBSCRIBERS MUST COMPLETE A COPY OF THIS PAGE

__________________________

(Print Name of Subscriber)

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on this ____ day of ________, 2019.

Unit Subscription Amount $___________

1.	|__|	Individual

2.	|__|	Joint Tenants with Right of Survivorship

3.	|__|	Community Property

4.	|__|	Tenants in Common

5.	|__|	Corporation/Partnership

6.	|__|	IRA of________________

7.	|__|	Trust

Date Opened ___________

8.	|__|	As A Custodian For________________

Under the Uniform Transfer to Minors Act of the

State of ___________

9.	|__|	Married with Separate Property

10.	|__|	Keogh of ____________

EXECUTION BY SUBSCRIBER WHO IS A NATURAL PERSON

_____________________________________________________________________________

Exact Name in Which Title is to be Held

_____________________________________________________________________________

Signature

_____________________________________________________________________________

Name (Please Print)

_____________________________________________________________________________

Title of Person Executing Agreement

_____________________________________________________________________________

Address: Number and Street

_____________________________________________________________________________

City                                                        State                                                       Zip Code

_____________________________________________________________________________

Social Security Number

Accepted this ___ day of _______, 2019, on behalf of MASSROOTS, INC.

By:
Name: Isaac Dietrich
Title: Chief Executive Officer

EXECUTION BY SUBSCRIBER WHICH IS A CORPORATION,

PARTNER, TRUST, ETC.

_____________________________________________________________________________

Exact Name in Which Title is to be Held

_____________________________________________________________________________

Signature)

_____________________________________________________________________________

Name (Please Print)

_____________________________________________________________________________

Title of Person Executing Agreement

_____________________________________________________________________________

Address: Number and Street

_____________________________________________________________________________

City                                                        State                                                       Zip Code

_____________________________________________________________________________

Tax Identification Number

Accepted this ___ day of _______, 2019, on behalf of MASSROOTS, INC.

By:
Name: Isaac Dietrich
Title: Chief Executive Officer